Exhibit 99.1

NRMLT 2018-1 RPL

Narrative

May 19, 2018

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of the reviewed mortgage loans, which were originated by multiple parties, were purchased by subsidiaries of New Residential Investment Corp., LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪ “Compliance Review”:	3,077 mortgage loans
▪ “Data Integrity Review”:	3,077 mortgage loans
▪ “Collection Comment Review”:	2,981 mortgage loans
▪ “Payment History Review”:	3,076 mortgage loans
▪ “Title Review”:	3,076 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Paystring	Balloon Flag
Doc Type	Original Rate	Mod Flag	Next Rate Chg Date	SSN
Lien Position	Original P&I	Mod Date	First Pmt Chg Date
Original Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date
Property Type	Margin	Current P&I	Reset Frequency

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,077 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

Data Integrity Review (3,077 Mortgage Loans): AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Collection Comment Review (2,981 Mortgage Loans): AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the related servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review (3,076 Mortgage Loans): AMC performed a review utilizing individual mortgage loan payment history reports provided by the related servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 36 months.

Title Review (3,076 Mortgage Loans): As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the Client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the Client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

Item 5. Summary of findings and conclusions of review

There were 3,077 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 2,639 (85.77%) of the mortgage loans had exceptions; however, only 302 (9.81%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 3,077 mortgage loans reviewed for compliance, 3,029 were reviewed by AMCD and 48 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (3,077 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (3,077Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	438	14.23%
B	2,338	75.98%
C	8	0.26%
D	293	9.53%
Total	3,077	100.00%

AMC Diligence, LLC (3,029 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	433	14.29%
B	2299	75.90%
C	6	0.20%
D	291	9.61%
Total	3,029	100.00%

JCIII & Associates, LLC (48 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	5	10.42%
B	39	81.25%
C	2	4.17%
D	2	4.17%
Total	48	100.00%

EXCEPTION SUMMARY (3,077 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (3,029 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	289
		Missing, Incorrect, or Incomplete Note	2
		Missing Document	1
		Total Compliance Grade (D) Exceptions:	292
	C	Missing, Incorrect, or Incomplete HUD-1	6
		State Defect	5
		State Late Charge	1
		Total Compliance Grade (C) Exceptions:	12
	B	Missing Application Date	1,601
		TILA	1,293
		RESPA	901
		FACTA	553
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	510
		Missing, Incorrect, or Incomplete GFE	497
		Missing, Incorrect, or Incomplete Final TIL	374
		Misc. State Level	261
		Final TIL Estimated	250
		Missing Non-Required Data	113
		LTV Test	53
		State Defect	45
		Missing, Incorrect, or Incomplete Initial TIL	38
		Compliance	33

TIL-MDIA	16
Safe Act	13
Missing Required Data (other than HUD-1 or Note)	9
Missing, Incorrect, or Incomplete Final or Initial 1003	5
Missing Disclosure	2
Federal HPML	1
Total Compliance Grade (B) Exceptions:	6,568

JCIII & Associates, LLC (48 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	2
		Total Compliance Grade (D) Exceptions:	2
	C	State Defect	10
		Total Compliance Grade (C) Exceptions	10
	B	Misc. State Level	96
		Missing, Incorrect, or Incomplete GFE	27
		Missing, Incorrect, or Incomplete Initial TIL	27
		Missing Disclosure	14
		FACTA	13
		Missing, Incorrect, or Incomplete Final TIL	10
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	9
		TILA	7
		HMDA	5
		Missing HUD (Investment Property)	1
		Document Error	1
		Total Compliance Grade (B) Exceptions:	210
Total Compliance Exceptions:			222

DATA INTEGRITY REVIEW RESULTS SUMMARY (3,077 Mortgage Loans)

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

In total, data variances were found on 2,094 (68.05%) of the mortgage loans reviewed. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such mortgage loans and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (3,029 Mortgage Loans)

In total, data variances were found on 2,053 (67.78%) mortgage loans across 35 unique data fields in the AMCD sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Representative FICO	920	30.37%
Property Type	642	21.20%
Refi Purpose	572	18.88%
Note Date	406	13.40%
Street	346	11.42%
LTV Valuation Value	224	7.39%
Purpose	166	5.48%
Contract Sales Price	105	3.47%
Occupancy	78	2.58%
Original Loan Amount	69	2.28%
City	67	2.21%
Zip	48	1.58%
First Payment Date	27	0.89%
Interest Rate Life Cap	21	0.69%
Original Term	21	0.69%
Origination Channel	21	0.69%
# of Units	20	0.66%
Interest Rate Life Floor	20	0.66%
Original CLTV	17	0.56%
Doc Type	16	0.53%
Original LTV	14	0.46%
Interest Rate Initial Cap	14	0.46%
Margin	14	0.46%
Balloon Flag	9	0.30%
Maturity Date	9	0.30%
Amortization Term	8	0.26%
Original Interest Rate	6	0.20%
Interest Only	3	0.10%
Amortization Type	2	0.07%
Borrower Last Name	2	0.07%
Original P&I	2	0.07%
Interest Rate Periodic Cap	2	0.07%
Interest Rate Change Frequency	1	0.03%
Payment Change Frequency	1	0.03%
Borrower First Name	1	0.03%
Total	3,894

JCIII & Associates, LLC (48 Mortgage Loans)

In total, data variances were found on 41 (85.42%) mortgage loans across 24 unique data fields in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Documentation Type	25	52.08%
Original First Payment Date	25	52.08%
Original P&I	18	37.50%
LTV per 1)AUS; 2)Manual Approval; 3)1008	17	35.42%
Borrower #1 FICO	15	31.25%
Minimum Rate Floor	9	18.75%
Address	6	12.50%
Next Rate Changed Date	6	12.50%
Periodic Rate Cape	6	12.50%
Property Type	6	12.50%
Margin	5	10.42%
Maximum Rate (Life Ceiling)	5	10.42%
Purpose at Origination	4	8.33%
Rate cap at First Adj (Up)	4	8.33%
Mos to First Adjustment	3	6.25%
Rate Change Frequency	3	6.25%
Amortizing Term	1	2.08%
Borrower #1 Last Name	1	2.08%
Index	1	2.08%
Max Negative Amort	1	2.08%
MI Percentage	1	2.08%
Original Appraised Value	1	2.08%
Original Term	1	2.08%
Sales Price	1	2.08%
TOTAL	165

PAY HISTORY REVIEW SUMMARY

For the 3,076 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of October 31, 2016 on 16 mortgage loans, February 28, 2017 on 3 mortgage loans, January 31,2018 on 2,993 mortgage loans and February 28, 2018 on 64 mortgage loans. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back on 90 mortgage loans, sixteen (16) month look back on 3 mortgage loans and thirty-six (36) month look back on 2,983 mortgage loans within the review population.

Within the 90 mortgage loans with a 12-month history review, 3 mortgage loans (approximately 3.33%) had no delinquencies during the look back period with complete payment history data, 85 mortgage loans (approximately 94.44%) had at least one-month delinquency during the look back period with complete payment history data, and 2 mortgage loans were missing the 12-month payment history data.

12 Month Look Back (90 Mortgage Loans)

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Current, No Missing Data	3	3.33%
Delinquent, No Missing Data	85	94.44%
Missing 12 Month History	2	2.22%

Within the 3 mortgage loans with the 16-month payment history review, 1 mortgage (approximately 33.33%) had no delinquencies during the look back period and the remaining 2 mortgage loans (approximately 66.67%) had at least one-month delinquency during the look back period. All 3 loans had a complete payment history with no missing data.

16 Month Look Back (3 Mortgage Loans)

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Current, No Missing Data	1	33.33%
Current, At Least One Month Missing	2	66.67%

Within the 2,983 mortgage loans with the 36-month payment history, 2,583 mortgage loans (approximately 86.59%) had no delinquencies during the look back period and 400 mortgage loans (approximately 13.41%) had at least one-month delinquency during the 36 month look back period. All 2,983 loans had complete payment history with no missing data.

36 Month Look Back (2,983 Mortgage Loans)

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Current, No Missing Data	2,583	86.59%
Delinquent, No Missing Data	400	13.41%

COLLECTION COMMENT REVIEW SUMMARY

For the 2,981 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. The status date of the comments was January 31, 2018 on 2,956 mortgage loans and February 28, 2018 on 25 mortgage loans. At the time of AMC’s review, the current status of the mortgage loans was noted on 2,937 mortgage loans as performing, 23 mortgage loans were in bankruptcy, 20 mortgage loans reporting as delinquent and 1 mortgage loan was in loss mitigation.

TAX AND TITLE REVIEW SUMMARY)

As part of the due diligence services, the Client provided AMC with identifying data on 3,076 mortgage loans. Of the 3,076 mortgage loans reviewed, all 3,076 mortgage loans that were confirmed in 1st lien position.

ADDITIONAL SUMMARY (AMC Population – 3,029 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Fixed	2,384	78.71%
Adjustable	645	21.29%
Total	3,029	100.00%

Lien Position	Loan Count	% of Loans
1	3,029	100.00%
Total	3,029	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	564	18.62%
Cash Out: Home Improvement/Renovation	35	1.16%
Cash Out: Other/Multi-purpose/Unknown Purpose	659	21.76%

First Time Home Purchase	445	14.69%
Other-than-first-time Home Purchase	510	16.84%
Rate/Term Refinance - Lender Initiated	1	0.03%
Rate/Term Refinance - Borrower Initiated	759	25.06%
Construction to Permanent	15	0.50%
Unavailable	41	1.35%
Total	3,029	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	4	0.13%
121-180 Months	59	1.95%
181-240 Months	28	0.92%
241-360 Months	2,908	96.01%
361+ Months	30	0.99%
Total	3,029	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	2,006	66.23%
Co-op	6	0.20%
Condo, Low Rise	200	6.60%
Condo, High Rise	5	0.17%
PUD	391	12.91%
Townhouse	27	0.89%
Single-wide Manufactured Housing	21	0.69%
1 Family Attached	35	1.16%
2 Family	183	6.04%
3 Family	36	1.19%
4 Family	10	0.33%
Other	57	1.88%
Unavailable	52	1.72%
Total	3,029	100.00%

Occupancy	Loan Count	% of Loans
Primary	2,919	96.37%
Investment	67	2.21%
Second Home	33	1.09%
Unknown	10	0.33%
Total	3,029	100.00%

ADDITIONAL SUMMARY (JCIII Population - 48 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Cashout Refi	28	58.33%
Purchase	16	33.33%
Rate/Term Refi	4	8.33%
Total	48	100.00%

Property Type	Loan Count	% of Loans
Single Family	29	60.42%
PUD Detached	5	10.42%
High Rise Condo (>8 Floors)	1	2.08%
Low Rise Condo (<5 Floors)	2	4.17%
2 Family	3	6.25%
3 Family	3	6.25%
4 Family	2	4.17%
PUD Attached	3	6.25%
Total	48	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	48	100.00%
Total	48	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	33	68.75%
ARM	15	31.25%
Total	48	100.00%

Term	Loan Count	% of Loans
360	45	93.75%
480	1	2.08%
240	1	2.08%
180	1	2.08%
Total	48	100.00%